UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                                                                       (Zip code)

Terrence O. Davis
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: Last day of February

Date of reporting period: February 28, 2015

Item 1. REPORTS TO STOCKHOLDERS.
Annual Report 2015
For the fiscal year ended February 28, 2015

Arin Large Cap Theta Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Arin Large Cap Theta Fund (the "Fund").  The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund's distributor is a bank.

The Arin Large Cap Theta Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the Arin Large Cap Theta Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Arin Large Cap Theta Fund ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks: common stocks, ETF risks, futures risk, general market risk, investment advisor risk, large-cap securities risk, new fund risk, operating risk, risks from purchasing options, risks from writing options, and trading strategies based on volatility.  More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about April 29, 2015.

For More Information on Your Arin Large Cap Theta Fund:

See Our Web site @ arinllc.com
or
Call Our Shareholder Services Group at 800-773-3863.

200 Four Falls, Suite 211 1001 Conshohocken State Road West Conshohocken, PA 19428 (610) 822-3400 ~ Fax (484) 351-8093 Email: jdesipio@arinllc.com www.arinllc.com

March 31, 2015

Dear Shareholders of the Arin Large Cap Theta Fund:

The last twelve months in the US Equity market confirmed the old adage, "Don't fight the Fed".  Investors would have been wise to ignore facts and blindly follow the continuation of the accommodative monetary policy of the Fed.

In 1921, economist Frank Knight's treatise "Risk, Uncertainty, and Profit" went about defining terms which are often blended by market commentators.  For some assistance in this regard, I turn to Pablo Guerron-Quintana who offers a fairly grounded example of this distinction. Guerron-Quintana uses a coin flip to illustrate the difference between risk and uncertainty.  With a "fair" coin, we expect each toss to be independent of all previous results and the odds of a tails or head appearing remain at 50% no matter the pattern of returns prior to the next toss.  In other words, just because we just saw ten heads does not mean we are "due" for a tails.  All cases are independent.  With uncertainty, the coin is NOT fair.  There is no way to know in advance what the outcome will be.  We might expect a 50/50 outcome but since we know the coin is not fair we should adjust our expectation.  But in which direction should we shift our expectation?  This remains the perplexing question of investing in a market so influenced by world's central banks.

The Arin Large Cap Theta Fund ("Theta") has been quite cautious in the face of the uncertainty.  The level of risk as priced by the options market is quite low.  This low price usually means we buy protection or insurance against our market exposure (Theta's market exposure reference point is the S&P 500).  The uncertainty element involves any policy change by central bankers and geopolitical events.  An actual policy change by central bankers is not required to alter the market.  All that is required is the market to expect there to be a policy change. To date, in our opinion, the market assumes there will be no policy change.  We believe the lack of policy change and the market's unanimous view that there will not be a policy change remains Theta's most significant performance challenges.  Once the market begins to price in either more risk or better yet, more uncertainty, we believe Theta should be able to offer compelling returns.

The specific returns of the Fund as of the most recent calendar quarter ended March 31, 2015 are as follows:

Average Annual Total Return (Unaudited)	One Year	Since Inception*	Net Expense Ratio**	Gross Expense Ratio***
Arin Large Cap Theta Fund -Institutional Class Shares	2.76%	5.62%	0.68%	5.16%
Arin Large Cap Theta Fund – Advisor Class Shares	2.55%	6.18%	1.08%	5.56%
S&P 500 Stock Index****	12.73%	15.75%	N/A	N/A

The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund's most recent month-end, please visit ncfunds.com or call the Fund at 800-773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.

*The Fund's inception date was August 14, 2013 for the Institutional Class Shares and September 3, 2013 for the Advisor Class Shares.  The Fund's one year performance return on the Institutional Class Shares was 4.11% and the performance return on the Advisor Class Shares was 4.48% for the fiscal year ended February 28, 2015, compared to the S&P 500 Stock Index performance return of 15.51% for the same period.

**The Advisor has entered into an Operating Plan with the Administrator, through June 30, 2015, under which it has agreed to (i) make payments to the administrator based upon the Fund's net assets according to a schedule included in the Operating Plan and (ii) assume certain expenses of the Fund outlined in the Operating Plan. These measures are intended to limit the Fund's operating expenses to 0.68% of the average daily net assets, exclusive of taxes, interest, brokerage fees and commissions, distribution and/or service (12b-1) fees, acquired fund fees and expenses, and extraordinary expenses. The Operating Plan can only be terminated at the conclusion of the then-current term by notice of non-renewal to a party or mutual agreement of the parties. The Advisor cannot recoup from the Fund any amounts paid under the Operating Plan.

***Gross expense ratio includes acquired fund fees and expenses and interest and dividends on securities sold short. The gross expense ratio shown does not reflect the effect that the Operating Plan between the Advisor and the Administrator has on expenses.

****You cannot invest directly in this index.  This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If this index did pay commissions, expenses, or taxes, its returns would be lower.

Theta has been in its most difficult market environment since its launch.  While insurance or safety has been "cheaply" priced, there has been no event to trigger a "claim."  All of the premiums paid detracted from performance.  Again, with a fair coin, one might argue protecting assets is wasteful but we tend to believe that markets are uncertain so we argue safety of principal is of utmost importance.
Just to clarify, Theta does not require a large spike or even elevated levels of expected market volatility to perform well.  Theta can do well in high or low levels of volatility.  It simply requires market participants to differ in their view of the underlying market's future behavior and for those views to shift.
Recent comments from the market pundits seem to stir some disagreement.  While the market may be efficient it is really just a reflection of individual views and the differences in those views generate the market price.  We expect the diversity of views to widen and this should help spur stronger relative performance for the Fund.  As Scott Page explains: Crowd Error or Market Efficiency = Individual Error plus Diversification.
Please feel free to contact us at 800-773-3863 to discuss the Arin Large Cap Theta Fund and our investment approach.

Very truly yours,

Joe DeSipio, CFA
Arin Risk Advisors, LLC

The views in the foregoing discussion were those of the Fund's investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter.  These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Arin Large Cap Theta Fund - Institutional Class Shares

Performance Update (Unaudited)

For the period from August 14, 2013 (Date of Initial Public Investment) to February 28, 2015

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment at August 14, 2013 (Date of Initial Public Investment) and represents the reinvestment of all dividends and capital gains.  This graph depicts the performance of Institutional Class Shares versus the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is for illustrative purposes only.

Average Annual Total Returns
				Gross	Net
As of	One	Since	Inception	Expense	Expense
February 28, 2015	Year	Inception	Date	Ratio*	Ratio*
Institutional	4.11%	7.03%	08/14/13	5.16%	0.80%
S&P 500 Total Return Index	15.51%	17.89%	N/A	N/A	N/A

* The gross and net expense ratios shown are from the Fund's prospectus dated June 30, 2014.  The gross expense ratio does not reflect the effect that the Operating Plan between the Advisor and the Administrator has on expenses.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.arinllc.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends and distributions.

Arin Large Cap Theta Fund - Advisor Class Shares

Performance Update (Unaudited)

For the period from September 3, 2013 (Date of Initial Public Investment) to February 28, 2015

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment at September 3, 2013 (Date of Initial Public Investment) and represents the reinvestment of all dividends and capital gains.  This graph depicts the performance of Advisor Class Shares versus the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is for illustrative purposes only.

Average Annual Total Returns
				Gross	Net
As of	One	Since	Inception	Expense	Expense
February 28, 2015	Year	Inception	Date	Ratio*	Ratio*
Advisor - No Sales Load	4.48%	7.61%	09/03/13	5.56%	1.20%
S&P 500 Total Return Index	15.51%	20.74%	N/A	N/A	N/A

* The gross and net expense ratios shown are from the Fund's prospectus dated June 30, 2014.  The gross expense ratio does not reflect the effect that the Operating Plan between the Advisor and the Administrator has on expenses.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.arinllc.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends and distributions.

Arin Large Cap Theta Fund

Schedule of Investments

As of February 28, 2015
			Shares	Value (Note 1)

EXCHANGE-TRADED FUND - 9.29%
* SPDR S&P 500 ETF Trust			3,500	$737,310

Total Exchange-Traded Fund (Cost $580,738)				737,310

TREASURY BILLS - 50.39%	Principal	Yield	Maturity Date
United States Treasury Bill (a)	$2,000,000	0.000%	4/2/2015	1,999,956
United States Treasury Bill (a)	2,000,000	0.000%	4/30/2015	1,999,918
				3,999,874

Total Treasury Bills (Cost $3,999,940)				3,999,874

SHORT-TERM INVESTMENT - 42.46%			Shares
§	Fidelity Institutional Money Market Funds, 0.08%		3,369,869	3,369,869

Total Short-Term Investment (Cost $3,369,869)				3,369,869

CALL OPTIONS PURCHASED - 4.91%	Number of Contracts	Exercise Price	Expiration Date
* S&P 500 Index Call Option	10	$2,120	3/6/2015	3,713
* S&P 500 Index Call Option	20	2,025	3/27/2015	169,400
* S&P 500 Index Call Option	20	2,000	3/27/2015	216,900
				390,013

Total Call Options Purchased (Cost $415,764)				390,013

PUT OPTIONS PURCHASED - 0.07%	Number of Contracts	Exercise Price	Expiration Date
* S&P 500 Index Put Option	10	$2,090	3/6/2015	5,712

Total Put Options Purchased (Cost $5,712)				5,712

Total Value of Investments (Cost $8,372,023) - 107.12%				$8,502,778

Options Written (Premiums Received $32,449) - (0.32)%				(25,174)

Liabilities in Excess of Other Assets - (6.80)%				(539,785)

Net Assets - 100%				$7,937,819

* Non-income producing investment
§ Represents 7 day effective yield

(a)	All or a portion of this security is held as collateral for options written.

See Notes to Financial Statements

Arin Large Cap Theta Fund

Schedule of Options Written

As of February 28, 2015
Value (Note 1)

CALL OPTIONS WRITTEN - 0.21%	Number of Contracts	Exercise Price	Expiration Date
*	S&P 500 Index Call Option	10	$2,135	3/13/2015	$3,100
*	S&P 500 Index Call Option	10	2,125	3/13/2015	5,700
*	S&P 500 Index Call Option	10	2,110	3/6/2015	7,687
16,487

Total Call Options Written (Premiums Received $23,762)	16,487

PUT OPTIONS WRITTEN - 0.11%	Number of Contracts	Exercise Price	Expiration Date
*	S&P 500 Index Put Option	10	$2,100	3/6/2015	8,687

Total Put Options Written (Premiums Received $8,687)	8,687

Total Options Written (Premiums Received $32,449)	$25,174

Summary of Investments (Unaudited)
% of Net
Assets	Value
Exchange-Traded Fund	9.29%	$737,310
Treasury Bills	50.39%	3,999,874
Short-Term Investment	42.46%	3,369,869
Call Options Purchased	4.91%	390,013
Put Options Purchased	0.07%	5,712
Call Options Written	-0.21%	(16,487)
Put Options Written	-0.11%	(8,687)
Liabilities in Excess of Other Assets	-6.80%	(539,785)
Total	100.00%	$7,937,819

See Notes to Financial Statements

Arin Large Cap Theta Fund

Statement of Assets and Liabilities

As of February 28, 2015

Assets:
Investments, at value (cost $8,372,023)	$8,502,778
Receivables:
Investments sold	16,374
Fund shares sold	25
Dividends and interest	220

Total assets	8,519,397

Liabilities:
Options written, at value (premiums received $32,449)	25,174
Due to Broker	542,071
Payables:
Investments purchased	9,427
Accrued expenses
Advisory fees	2,621
Administration fees	1,834
Interest expenses	431
Distribution and service fees	20

Total liabilities	581,578

Net Assets	$7,937,819

Net Assets Consist of:
Capital	$7,551,082
Accumulated net realized gain on investments and written options	248,707
Net unrealized appreciation on investments and written options	138,030

Total Net Assets	$7,937,819

Institutional shares outstanding, no par value (unlimited authorized shares)	728,973
Net Assets	$7,863,831
Net Asset Value, Offering Price and Redemption Price Per Share	$10.79

Advisor shares outstanding, no par value (unlimited authorized shares)	6,817
Net Assets	$73,988
Net Asset Value, Offering Price and Redemption Price Per Share	$10.85

See Notes to Financial Statements

Arin Large Cap Theta Fund

Statement of Operations

For the fiscal year ended February 28, 2015

Investment Income:
Dividends	$13,424
Interest	2,428

Total Investment Income	15,852

Expenses:
Advisory fees (note 2)	29,239
Administration fees (note 2)	20,467
Interest Expenses	2,319
Distribution and service fees - Advisor Class Shares (note 3)	252

Total Expenses	52,277

Net Investment Loss	(36,425)

Realized and Unrealized Gain (Loss) on Investments and Options Written

Net realized gain from:
Investments	$749,170
Options Written	(341,587)
Net realized gain on investments and options written	407,583

Change in unrealized appreciation (depreciation) on:
Investments	(81,749)
Options Written	26,086
Net change in unrealized appreciation (depreciation) on investments and options written	(55,663)

Net Realized and Unrealized Gain on Investments and Options Written	$351,920

Net Increase in Net Assets Resulting from Operations	$315,495

See Notes to Financial Statements

Arin Large Cap Theta Fund

Statements of Changes in Net Assets

For the fiscal year or period ended February 28,		2015		2014 (a)

Operations:
Net investment loss		$(36,425)		$(6,996)
Net realized gain from investments and options written		407,583		11,951
Net change in unrealized appreciation (depreciation) on
investments and options written		(55,663)		193,693

Net Increase in Net Assets Resulting from Operations		315,495		198,648

Distributions to Shareholders:
Net realized gain
Institutional Class Shares		(74,034)		(52,037)
Advisor Class Shares		(629)		(706)

Net Decrease in Net Assets Resulting from Distributions		(74,663)		(52,743)

Capital Share Transactions:
Shares sold		3,162,251		5,803,728
Reinvested dividends and distributions		33,591		45,341
Shares repurchased		(1,419,065)		(74,764)

Net Increase from Capital Share Transactions		1,776,777		5,774,305

Net Increase in Net Assets		2,017,609		5,920,210

Net Assets:
Beginning of Period		5,920,210		-
End of Period		$7,937,819		$5,920,210

Undistributed Net Investment Income		$-		$-

	February 28,		February 28,
Share Information:	2015		2014 (a)
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	298,812	$3,140,151	563,891	$5,753,761
Reinvested dividends and distributions	3,209	32,962	4,351	44,635
Shares repurchased	(134,076)	(1,415,765)	(7,214)	(74,764)
Net Increase in Capital Shares	167,945	$1,757,348	561,028	$5,723,632
Outstanding, Beginning of Period	561,028	5,723,632	-	-
Outstanding, End of Period	728,973	$7,480,980	561,028	$5,723,632

Advisor Class Shares	Shares	Amount	Shares	Amount
Shares sold	2,084	$22,100	4,916	$49,967
Reinvested dividends and distributions	61	629	69	706
Shares repurchased	(313)	(3,300)	-	-
Net Increase in Capital Shares	1,832	$19,429	4,985	$50,673
Outstanding, Beginning of Period	4,985	50,673	-	-
Outstanding, End of Period	6,817	$70,102	4,985	$50,673

(a)
For the period from August 14, 2013 (Date of Initial Public Investment of the Institutional Class Shares ) and September 3, 2013 (Date of Initial Public Investment of the Advisor Class Shares) to February 28, 2014.

See Notes to Financial Statements

Arin Large Cap Theta Fund

Financial Highlights

For a share outstanding during the fiscal year	Institutional Class Shares
or period ended February 28,	2015	2014	(f)

Net Asset Value, Beginning of Period	$10.46	$10.00

Income (Loss) from Investment Operations
Net investment loss	(0.05)	(0.01)
Net realized and unrealized gain on investments
and options written	0.48	0.67

Total from Investment Operations	0.43	0.66

Less Distributions:
Net realized gain on investment transactions	(0.10)	(0.20)

Total Distributions	(0.10)	(0.20)

Net Asset Value, End of Period	$10.79	$10.46

Total Return (a)	4.11%	6.67%	(c)

Net Assets, End of Period (in thousands)	$7,864	$5,868

Average Net Assets for the Period (in thousands)	$7,252	$2,929

Ratios of:
Gross Expenses to Average Net Assets (d)(g)	0.71%	0.85%	(b)
Net Expenses to Average Net Assets (d)(g)	0.71%	0.85%	(b)
Net Investment Loss to Average Net Assets (e)	(0.49)%	(0.43)%	(b)

Portfolio turnover rate	0.00%	0.00%	(c)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Annualized.
(c) Not Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(f)	For a share outstanding during the period from August 14, 2013 (Date of Initial Public
Investment) to February 28, 2014.
(g)	Includes interest expense of 0.03% for the year ended February 28, 2015 and 0.17% for the period ended
February 28, 2014.

See Notes to Financial Statements	(Continued)

Arin Large Cap Theta Fund

Financial Highlights

For a share outstanding during the fiscal year	Advisor Class Shares
or period ended February 28,	2015	2014	(f)

Net Asset Value, Beginning of Period	$10.48	$10.00

Income (Loss) from Investment Operations
Net investment loss	(0.10)	(0.03)
Net realized and unrealized gain on investments
and options written	0.57	0.70

Total from Investment Operations	0.47	0.67

Less Distributions:
Net realized gain on investment transactions	(0.10)	(0.19)

Total Distributions	(0.10)	(0.19)

Net Asset Value, End of Period	$10.85	$10.48

Total Return (a)	4.48%	6.75%	(c)

Net Assets, End of Period (in thousands)	$74	$52

Average Net Assets for the Period (in thousands)	$63	$38

Ratios of:
Gross Expenses to Average Net Assets (d)(g)	1.11%	1.24%	(b)
Net Expenses to Average Net Assets (d)(g)	1.11%	1.24%	(b)
Net Investment Loss to Average Net Assets (e)	(0.90)%	(0.78)%	(b)

Portfolio turnover rate	0.00%	0.00%	(c)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Annualized.
(c) Not Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(f)	For a share outstanding during the period from September 3, 2013 (Date of Initial Public
Investment) to February 28, 2014.
(g)	Includes interest expense of 0.03% for the year ended February 28, 2015 and 0.17% for the period ended
February 28, 2014.

See Notes to Financial Statements

Arin Large Cap Theta Fund

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Arin Large Cap Theta Fund ("Fund") is a series of the Starboard Investment Trust ("Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund's investment advisor, Arin Risk Advisors, LLC (the "Advisor"), seeks to achieve the Fund's investment objective by investing in a portfolio of common stocks, exchange-traded funds ("ETFs"), and futures contracts, while also engaging in options trades that the Advisor believes will be profitable due to perceived pricing discrepancies in the options market.

The Fund currently has an unlimited number of authorized shares, which are divided into two classes - Institutional Class Shares and Advisor Class Shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except that the Advisor Class Shares are subject to distribution and service fees which are further discussed in Note 3. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.  The Date of Initial Public Investment for the Institutional Class Shares was August 14, 2013.  The Date of Initial Public Investment for the Advisor Class Shares was September 3, 2013.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Investment Valuation
The Fund's investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  U.S. Treasury Bills are valued at the last trade price as of 4:00 p.m. Investments in open-end investment companies are valued at their respective net asset values as reported by such investment companies.  Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security's "fair value" price may differ from the price next available for that security using the Fund's normal pricing procedures.

Option Valuation
Exchange-listed options are valued at the mean between bid and ask prices as reported on their primary exchange as of 4:00 p.m. Eastern Time (the "Valuation Time").  For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange ("CBOE"), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option.  An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Unadjusted quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs as of February 28, 2015 for the Fund's investments measured at fair value:

Investments (a)	Total	Level 1	Level 2	Level 3
Assets
Exchange Traded Fund	$737,310	$737,310	$-	$-
Treasury Bills	3,999,874	-	3,999,874	-
Short-Term Investment	3,369,869	3,369,869	-	-
Call Options Purchased	390,013	-	390,013	-
Put Options Purchased	5,712	-	5,712	-
Total Assets	$8,502,778	$4,107,179	$4,395,599	$-

Liabilities
Options Written	$25,174	$-	$25,174	$-
Total Liabilities	$25,174	$-	$25,174	$-

(a) The Fund had no significant transfers into or out of Level 1, 2, or 3 during the fiscal year ended February 28, 2015.  The Fund did not hold any Level 3 securities during the year.  Please refer to the Schedule of Investments for industry classification.  It is the Fund's policy to recognize transfers at the end of the year.

Purchased Options
When the Fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Option Writing
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets on the Statement of Assets and Liabilities.  Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The derivative instruments outstanding as of February 28, 2015 are disclosed below and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

The following table sets forth the effect of the derivative instruments on the Statement of Assets and Liabilities as of February 28, 2015:

Derivative Type	Location	Value
Options Purchased	Assets-Investments, at value	$ 395,725
Options Written	Liabilities-Options written, at value	$ 25,174

The following table sets forth the effect of the option contracts on the Statement of Operations for the fiscal year ended February 28, 2015:

Derivative Type	Location	Gains (Losses)
Equity Contracts – purchased options	Net realized gain from investments	$ 749,170
Equity Contracts – written options	Net realized loss from options written	$ (341,587)

Equity Contracts – purchased options	Change in unrealized depreciation on investments	$ (167,013)
Equity Contracts – written options	Change in unrealized appreciation on options written	$ 26,086

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion and amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Exchange Traded Funds
The Fund may invest in exchange traded funds ("ETFs").  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Related Parties & Service Providers

Advisor
As full compensation for the investment advisory services provided to the Fund, the Advisor receives a monthly fee based on the Fund's average daily net assets.  The Advisor shall receive an investment advisory fee equal to an annualized rate of 0.40% of the average daily net assets of the Fund.  In accordance with these terms, the Fund incurred $29,239 in advisory fees for the fiscal year ended February 28, 2015.

Administrator
a) Fund Accounting and Administration Agreement:  The Nottingham Company provides the Fund with administrative, fund accounting, and compliance services.  The Administrator receives compensation from the Fund at a maximum annual rate of 0.28% if the average daily net assets are under $250 million.  The Administrator is responsible for the coordination and payment of vendor services and other Fund expenses from such compensation.  Pursuant to this arrangement, the Administrator pays the following expenses: (i) compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; (ii) clerical and shareholder service staff salaries; (iii) office space and other office expenses; (iv) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (v) fees and expenses of counsel to the Trustees who are not interested persons of the Fund and Trust; (vi) fees and expenses of counsel to the Fund and Trust engaged to assist with preparation of Fund and Trust documents and filings and provide other ordinary legal services; (vii) fees and expenses of independent public accountants to the Fund, including fees and expense for tax preparation; (viii) expenses of registering shares under federal and state securities laws; (ix) insurance expenses; (x) fees and expenses of the custodian, shareholder servicing, dividend disbursing and transfer agent, administrator, distributor, and accounting and pricing services agents of the Fund; (xi) compensation for a chief compliance officer for the Trust; (xii) expenses, including clerical expenses, of issue, sale, redemption, or repurchase of shares of the Fund; (xiii) the cost of preparing and distributing reports and notices to shareholders; (xiv) the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current shareholders; (xv) the cost of printing or preparing documents, statements or reports to shareholders; and (xvi) other expenses not specifically assumed by the Fund or Advisor.  The Administrator cannot recoup from the Fund any Fund expenses in excess of the administration fees payable under the Fund Accounting and Administration Agreement.
b) Operating Plan:  The Advisor has entered into an Operating Plan with the Administrator under which it has agreed to make the following payments to the Administrator: (i) when the Fund's assets are below $49 million, the Advisor pays the Administrator a fee based on the daily average net assets of the Fund; and (ii) when the consolidated fee collected by the Administrator is less than a designated minimum operating cost, then the Advisor pays the Administrator a fee that makes up the difference.  The Advisor is also obligated to pay the following Fund expenses under the Operating Plan: (i) marketing, distribution, and servicing expenses related to the sale or promotion of Fund shares that the Fund is not authorized to pay pursuant to the Investment Company Act; (ii) expenses incurred in connection with the organization and initial registration of shares of the Fund; (iii) expenses incurred in connection with the dissolution and liquidation of the Fund; (iv) expenses related to shareholder meetings and proxy solicitations; (v) fees and expenses related to legal, auditing, and accounting services that are in amounts greater than the limits or outside of the scope of ordinary services; and (vi) hiring employees and retaining advisers and experts as contemplated by Rule 0-1(a)(7)(vii) of the Investment Company Act.

(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

The Operating Plan may be terminated by either party at the conclusion of the then current term upon: (i) written notice of non-renewal to the other party not less than sixty days prior to the end of the term, or (ii) mutual written agreement of the parties.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Fund's administrator under the Operating Plan.  If the Operating Plan is terminated when the Fund is at lower asset levels, the administrator would likely need to terminate the Fund Accounting and Administration Agreement in order to avoid incurring expenses without reimbursement from the Advisor.  Unless other expense limitation arrangements were put in place, the Fund's expenses would likely increase.
Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust's Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Administrator for their services pursuant to the Compliance Services agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator's fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator's fee arrangements with the Fund.

Certain Trustees and officers of the Trust may also be officers of the Advisor or the Administrator.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan") for the Advisor Class Shares.  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.15% per annum of the Fund's average daily net assets attributable to the Advisor Class Shares, for payment to the Distributor.  The Plan also provides that the Fund may also incur expenses, which may not exceed 0.25% per annum of the Fund's average daily net assets attributable to the Advisor Class Shares, for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the fiscal year ended February 28, 2015, the Advisor Class Shares incurred $252 in fees.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended February 28, 2015, the there were no purchases or sales of long-term investment securities or U.S Government Obligations during the fiscal year ended February 28, 2015.

5.	Option Writing

Option Contracts Written for the fiscal year ended February 28, 2015	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Period	47	$810,078
Options written	1,086	6,827,790
Options closed	(902)	(7,428,709)
Options expired	(191)	(176,710)
Options Outstanding, End of Period	40	$32,449

(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

6.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the Fund's tax positions to be taken on the Federal income tax returns for the open year 2014 and as of and during the fiscal year ended February 28, 2015, determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

For the fiscal year ended February 28, 2015, the following reclassifications were made:
Undistributed Net Investment Income	$ 36,425
Accumulated Net Realized Loss on Investments	(36,425)

Distributions during the period ended were characterized for tax purposes as follows:

	Distributions from
For the Year or Period Ended	Ordinary Income	Long-Term Capital Gains
02/28/2015	$ 26,754	$ 47,909
02/28/2014	20,010	32,733

At February 28, 2015, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$8,321,098

Unrealized Appreciation	$156,572
Unrealized Depreciation	(66)
Net Unrealized Appreciation	$156,506

Undistributed Ordinary Income	70,237
Undistributed Long-Term Gains	159,994

Distributable Earnings	$386,737

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to mark to market of 1256 contracts.

7.	Underlying Investment in Other Investment Company

The Fund currently invests a portion of its assets in the Fidelity Institutional Money Market Funds ("Fidelity Fund").  The Fund may redeem its investment from the Fidelity Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.  The performance of the Fund may be directly affected by the performance of the Fidelity Fund.  The financial statements of the Fidelity Fund, including the portfolio of investments, can be found at Fidelity's website www.fidelity.com or the Securities and Exchange Commission's website www.sec.gov and should be read in conjunction with the Fund's financial statements.  As of February 28, 2015, the Fund's net assets invested in the Fidelity Fund was 42.36%.

(Continued)

Arin Large Cap Theta Fund

Notes to Financial Statements

8.	Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

9.	Borrowings

The Fund established a borrowing agreement with Interactive Brokers, LLC for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies.

Interest is based on the Federal Funds rate plus 1.5% on the first $100,000 and Federal Funds rate plus 1% on the next $900,000. The average borrowing during the fiscal year was $430,860, and the average interest rate during the year was 1.62%. Interest expense is charged directly to the Fund based upon actual amounts borrowed by the Fund. Total interest expense for the year was $2,319 as reflected in the Statement of Operations.

11.  Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any additional subsequent events that necessitated disclosures and/or adjustments in addition to the disclosure above.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Board of Trustees of the Starboard Investment Trust
and the Shareholders of the Arin Large Cap Theta Fund

We have audited the accompanying statement of assets and liabilities of the Arin Large Cap Theta Fund, a series of shares of beneficial interest of the Starboard Investment Trust (the "Fund"), including the schedule of investments, as of February 28, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period August 14, 2013 (Commencement of Operations) through February 28, 2014 and the financial highlights for the year or periods presented.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2015 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Arin Large Cap Theta Fund as of February 28, 2015, and the results of its operations for the year then ended, and the changes in its net assets for the year then ended and for the period August 14, 2013 through February 28, 2014 and its financial highlights for the year or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
April 29, 2015

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Security and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund's fiscal year ended February 28, 2015.

During the fiscal year, the Fund paid a long-term capital gain distribution of $47,909.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

(Continued)

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

Institutional Class Shares	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,027.35	$3.67
	$1,000.00	$1,021.17	$3.66
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 0.73%,    multiplied by 181/365 (to reflect one half year).

Advisor Class Shares	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,025.26	$6.10
	$1,000.00	$1,018.77	$6.08
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 1.21%,    multiplied by 181/365 (to reflect one half year).

5.	Approval of Advisory Agreement

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement.  At a meeting of the Fund's Board of Trustees on April 24, 2014, the Trustees approved the continuation of the Investment Advisory Agreement through May 30, 2015.  In considering whether to approve the Investment Advisory Agreement for another term, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iii) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (iv) the Advisor's practices regarding brokerage and portfolio transactions; and (v) the Advisor's practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials, including the Investment Advisory Agreement for the Fund and a memorandum from the Advisor to the Trustees containing information about the advisory firm and its business.  The memorandum provided information about the Advisor's finances, personnel, services to the Fund, investment advice, fees, and compliance program.  It also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.  The Trustees also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.  In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Investment Advisory Agreement.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services to be provided by the Advisor to the Fund including, without limitation, the Advisor's procedures for formulating investment recommendations and assuring compliance with the Fund's investment objectives and limitations, proposed efforts during the Fund's start-up phase, coordination of services for the Fund among the Fund's service providers, and efforts to promote the Fund, grow the Fund's assets, and assist in the distribution of Fund shares.  The Trustees noted that the Advisor seeks to achieve the Fund's investment objective by utilizing a sector rotation strategy that evaluates the relative strength and momentum of different sectors of the economy in order to indentify short-term investment opportunities.  The Trustees further noted that the Fund's principal executive officer is the President of the Advisor and will serve the Fund without additional compensation from the Fund.  After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., the Advisor's Form ADV and descriptions of the Advisor's business and compliance program), the Board of Trustees concluded that the nature, extent, and quality of the services to be provided by the Advisor were satisfactory and adequate for the Fund.

(Continued)

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

In considering the investment performance of the Advisor, the Trustees discussed the Advisor's experience managing investments and reviewed the performance of the Theta strategy.  The Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar investments objectives managed by other investment advisors, and applicable peer group data (e.g. Bloomberg peer group average).  The Trustees noted that the Fund had commenced operations for less than a year and further noted that the Fund's performance from its commencement of operations, August 14, 2013, through December 31, 2013 was 6.36%.  The Trustees also considered the consistency of the Advisor's management of the Fund with its investment objective, policies, and limitations.  After reviewing the short and long-term investment performance of the Fund, the Advisor's experience managing the Fund, the Advisor's historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, including any benefits derived by the Advisor from the relationship with the Fund, the Trustees first noted that the management fee for the Fund would be 0.40%.  The Trustees then reviewed the Advisor's staffing, personnel, and methods of operating; the education and experience of the Advisor's personnel; the Advisor's compliance programs, policies, and procedures; the financial condition of the Advisor; the level of commitment to the Fund and the Advisor by the principals of the Advisor; the projected asset levels of the Fund; the Advisor's payment of startup costs for the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments.  The Trustees noted that the Advisor directly pays for certain expenses of the Fund under an Operating Plan in order to help limit the Fund's annual operating expenses.  The Trustees reviewed the financial statements of the Advisor and discussed the financial stability and profitability of the firm.  The Advisor responded to questions about the financial condition of the firm and its principals.  The Trustees also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor's name, the ability for the Advisor to place small accounts into the Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor's other clients.  The Trustees then compared the expected fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors.  The Trustees determined that the management fee was lower than comparable funds and lower than the peer group average.  The Trustees noted that the net expense ratio also was lower than the comparable funds and the peer group average.  Following further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm's length.

In considering the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors, the Trustees reviewed the Fund's fee arrangements with the Advisor.  The Trustees noted that, while the management fee would remain the same at all asset levels, the Advisor had agreed to directly pay for certain Fund expenses under an Operating Plan in order to help limit the Fund's annual operating expenses.  The Trustees also noted that the Fund's shareholders would benefit from economies of scale under the Fund's agreements with service providers other than the Advisor.  Following further discussion of the Fund's projected asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

In considering the Advisor's practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  The Trustees noted, among other things, that the Fund rarely trades blocks of shares which require special handling and that the average commission rate for the Fund was approximately $0.005 per share.  After further review and discussion, the Board determined that the Advisor's practices regarding brokerage and portfolio transactions were satisfactory.

(Continued)

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

In considering the Advisor's practices regarding possible conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Advisor's other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor's code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor's standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreement for the Fund.

6.	Information about Trustees and Officers
The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000 during the fiscal year ended February 28, 2015 from the Administrator for their services to the Fund and Trust under the Operating Plan.

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

Michael G. Mosley Age: 62	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	28	None.
Theo H. Pitt, Jr. Age: 79	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	28
Independent Trustee of World Funds Trust for its twelve series, Gardner Lewis Investment Trust for its two series, Vertical Capital Investors Trust for its two series and Hillman Capital Management Investment Trust for its one series (all registered investment companies).

(Continued)

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James H. Speed, Jr. Age: 61	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	President and CEO of NC Mutual Insurance Company (insurance company) since 2003.	28
Independent Trustee of the Brown Capital Management Mutual Funds for its three series, Hillman Capital Management Investment Trust for its one series, and Centaur Mutual Funds Trust for its one series (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of Nottingham Investment Trust II for its four series from 2000 until 2010 and New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 55	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	28	None.
Other Officers
Joseph DeSipio Age: 49 200 Four Falls Suite 211 1001 Conshohocken State Road West Conshohocken, PA 19428	President (Arin Funds)	Since 3/12	Co-Founder and Chief Market Strategist of Arin Risk Advisors, LLC (advisor to the Arin Funds) since 2009 and President of Vector Capital Management, Inc. since 1993.	n/a	n/a
Lawrence Lempert Age: 47 200 Four Falls Suite 211 1001 Conshohocken State Road West Conshohocken, PA 19428	Treasurer (Arin Funds)	Since 3/12	Trading Director of Arin Risk Advisors, LLC (advisor to the Arin Funds) since 2009 and Chief Compliance Officer since 2011; Managing member of Bullock Capital, LLC (securities brokerage) since 2014.	n/a	n/a
Katherine M. Honey Age: 41	Secretary	Since 10/13	EVP of The Nottingham Company since 2008.	n/a	n/a
Ashley E. Harris Age: 31	Treasurer (Matisse Discounted Closed-End Fund Strategy) and Assistant Treasurer of the Trust	Since 1/14	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a

(Continued)

Arin Large Cap Theta Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
John Canning Age: 43	Chief Compliance Officer	Since 8/14	Managing Director, Cipperman Compliance Services, LLC (2011-present). Formerly, Director of Mutual Fund Administration of Nationwide Fund Group (2008-2011).	n/a	n/a

Arin Large Cap Theta Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services	Arin Risk Advisors, LLC
116 South Franklin Street	200 Four Falls
Post Office Box 69	Suite 211
Rocky Mount, North Carolina 27802-0069	West Conshohocken, PA 19428

Telephone:	Telephone:

800-773-3863	800-773-3863

World Wide Web @:	World Wide Web @:

ncfunds.com	arinllc.com

Item 2.  CODE OF ETHICS.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no substantive amendments during the period covered by this report.
(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.
(f)(1)	A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.
As of the date of this report, February 28, 2015, the registrant's audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is "independent" for purposes of Item 3 of Form N-CSR.

Item 4.                           PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)
Audit Fees – Audit fees billed for the registrant for the fiscal year ended February 28, 2015 are reflected in the table below.  These amounts represent aggregate fees billed by the registrant's independent accountant, BBD, LLP ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings for those fiscal years.

Fund	2014	2015
Arin Large Cap Theta Fund	$12,500	$11,250

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal year ended February 28, 2015 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the fiscal year ended February 28, 2015 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund's federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2014	2015
Arin Large Cap Theta Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the fiscal year.

(e)(1)	The registrant's Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal year ended April 28, 2015 was $2,000. There were no fees billed by the Accountant for non-audit services rendered to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the registrant's investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.                          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.                          CONTROLS AND PROCEDURES.
(a)	The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant's disclosure controls and procedures are effective based on his evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)	There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.                          EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).
(a)(3)	Not applicable.
(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Starboard Investment Trust

By: (Signature and Title)	/s/Joseph J. DeSipio
Date: May 1, 2015	Joseph J. DeSipio President and Principal Executive Officer Arin Large Cap Theta Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/Joseph J. DeSipio
Date: May 1, 2015	Joseph J. DeSipio President and Principal Executive Officer Arin Large Cap Theta Fund

By: (Signature and Title)	/s/Lawrence H. Lempert
Date: May 1, 2015	Lawrence H. Lempert Treasurer and Principal Financial Officer Arin Large Cap Theta Fund